UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 30, 2013

INVESTORS REAL ESTATE TRUST
 (Exact name of Registrant as specified in its charter)

North Dakota	000-14851	45-0311232
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1400 31st Avenue SW, Suite 60
Post Office Box 1988
 Minot, ND 58702-1988
 (Address of principal executive offices) (Zip code)

(701) 837-4738
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On August 30, 2013, Investors Real Estate Trust (the "Company") and its operating partnership, IRET Properties, A North Dakota Limited Partnership (the "Operating Partnership"), entered into a sales agreement (the "Sales Agreement") with Robert W. Baird & Co. Incorporated (the "Sales Agent"), pursuant to which the Company may sell the Company's common shares of beneficial interest, no par value per share, having an aggregate offering price of up to $75,000,000 (the "Shares"), from time to time through the Sales Agent, acting as sales agent and/or principal.
Pursuant to the Sales Agreement, the Shares may be offered and sold through the Sales Agent in transactions that are deemed to be "at the market" offerings as defined in Rule 415 under the Securities Act of 1933, as amended, including sales made directly on the New York Stock Exchange or sales made to or through a market maker other than on an exchange or, subject to the terms of a written notice from the Company, in privately negotiated transactions.  Under the Sales Agreement, the Sales Agent will be entitled to compensation equal to up to 2.0% of the gross proceeds of the Shares it sells from time to time under the Sales Agreement.  The Company has no obligation to sell any of the Shares under the Sales Agreement and may at any time suspend solicitations and offers under the Sales Agreement.
The Shares will be issued pursuant to the Company's Registration Statement on Form S-3 (File No. 333-189637).  The Company filed a prospectus supplement, dated August 30, 2013, to the prospectus, dated June 27, 2013, with the Securities and Exchange Commission in connection with the offer and sale of the Shares.
The Company expects to engage in investment banking, brokerage and other dealings with the Sales Agent and its affiliates in the ordinary course of business and to pay customary fees and commission for their services on those transactions.
The foregoing description of the Sales Agreement is not complete and is qualified in its entirety by reference to the entire Sales Agreement, a copy of which is attached hereto as Exhibit 1.1 and incorporated herein by reference.
In connection with the filing of the Sales Agreement, the Company is filing as Exhibits 5.1 and 8.1 to this Current Report on Form 8-K opinions of Leonard, Street and Deinard Professional Association, its North Dakota counsel, and Hunton & Williams LLP, its tax counsel, respectively.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
1.1†	Sales Agreement, dated August 30, 2013, by and among the Company, the Operating Partnership and Robert W. Baird & Co. Incorporated.

5.1†	Opinion of Leonard, Street and Deinard Professional Association, dated August 30, 2013, regarding the legality of the Shares.

8.1†	Opinion of Hunton & Williams LLP, dated August 30, 2013, regarding certain tax matters.

23.1	Consent of Leonard, Street and Deinard Professional Association (included in Exhibit 5.1 hereto).

23.2	Consent of Hunton & Williams LLP (included in Exhibit 8.1 hereto).

† Filed herewith.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVESTORS REAL ESTATE TRUST
Date: August 30, 2013	By:	/s/ Timothy P. Mihalick
		Name:	Timothy P. Mihalick
		Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
1.1†	Sales Agreement, dated August 30, 2013, by and among the Company, the Operating Partnership and Robert W. Baird & Co. Incorporated.

5.1†	Opinion of Leonard, Street and Deinard Professional Association, dated August 30, 2013, regarding the legality of the Shares.

8.1†	Opinion of Hunton & Williams LLP, dated August 30, 2013, regarding certain tax matters.

23.1	Consent of Leonard, Street and Deinard Professional Association LLP (included in Exhibit 5.1 hereto).

23.2	Consent of Hunton & Williams LLP (included in Exhibit 8.1 hereto).

† Filed herewith.